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                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is
                                                     ---------------
entered into by and between PEET'S OPERATING COMPANY, INC. (formerly known as Peet's Coffee and Tea, Inc.) ("Borrower"), PEET'S TRADEMARK COMPANY ("Trademark
                               --------                               ---------
Co."), and PEET'S COFFEE & TEA, INC. (formerly known as Peet's Companies, Inc.)
---
("Holdings"), each a Washington corporation (each a "Credit Party" and
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collectively, the "Credit Parties"), and GENERAL ELECTRIC CAPITAL CORPORATION, a
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New York corporation ("Lender"), as of January 19, 2001, with reference to the
                       ------
following facts:

                                   RECITALS
                                   --------

     A. Pursuant to that certain Credit Agreement dated as of September 1, 2000, by and among Credit Parties and Lender (as the same may have been amended, supplemented, or otherwise modified from time to time prior to the date of this First Amendment, the "Credit Agreement"), Lender agreed to provide certain
                      ----------------
financial accommodations to or for the benefit of Borrower and the other Credit Parties upon the terms and conditions contained therein. Unless otherwise defined in this First Amendment, (i) capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be
                                       -------
applied as defined or established therein, and (ii) references to Sections, Schedules, and Annexes shall refer, respectively, to Sections, Schedules, and Annexes of the Credit Agreement.

     B. Credit Parties have advised Lender that they propose to enter into certain transactions described in a registration statement on Form S-1 (File No. 333-47976), filed with the Securities and Exchange Commission ("SEC") on or
                                                                ---
about October 13, 2000, and amended as of December 1, 2000, and further amended as of December 22, 2000, and as of January 17, 2001 (collectively, the "Registration Statement"), relating to the offer of Holdings to sell up to
 ----------------------
3,300,000 shares of its common Stock through a Public Offering described in the Registration Statement (the "Offering"). Credit Parties have further advised
                             --------
Lender that the effective date of the Offering is anticipated to occur on or about January 22, 2001.

     C. Pursuant to the Credit Agreement, Credit Parties have agreed that they shall not take certain actions described in the Registration Statement, and certain related actions in connection with the Offering, without the prior written consent of Lender. Credit Parties have requested the consent of Lender to such actions, and Lender has agreed to such request on the terms and conditions set forth in this First Amendment.

         NOW, THEREFORE, in consideration of Credit Parties' performance of their promises and obligations hereunder, the continued performance by Credit Parties of their promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Credit Parties and Lender hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1.   Amendments Effective As of the Date Hereof. Effective as of the date
          ------------------------------------------
hereof, the Credit Agreement is hereby amended as follows:

          1.1 Clause (d) of Section 6.2 is hereby amended by deleting the phrase "so long as no Default or Event of Default shall have occurred and be continuing and there is no Revolving Loan balance, Borrower may make investments up to $1,000,000 in the aggregate" and substituting the phrase "so long as no Default or Event of Default shall have occurred and be continuing and so long as proceeds of Revolving Loans are not applied, directly or indirectly, to the purchase of such investments, Borrower may make investments up to $35,000,000 in the aggregate" therefor.

          1.2 Section 6.2 is hereby further amended by deleting the word "and" immediately prior to clause (d) thereof, substituting a semicolon for the period at the conclusion of clause (d) thereof, and adding the following new text after clause (d), as so amended:

     "and (e) except as otherwise provided in Section 1.3(b)(iii), capital
                                              -------------------
     contributions by Holdings to Borrower funded by proceeds of any Public Offering or Private Placement of Stock of Holdings."

          1.3 Section 6.20 is hereby amended by deleting the word "None" at the commencement of such section and adding the following in place thereof:

          "Except as otherwise expressly permitted under Section 6.2, none"
                                                         ------------


     2.   Amendments Effective as of the Closing Date.  Effective as of the
          -------------------------------------------
Closing Date, the Credit Agreement is hereby further amended as follows:

          2.1 Section 1.3(b)(iv) is hereby amended by deleting in its entirety the final sentence thereof, and substituting the following therefor:

     "Any prepayments required by Section 1.3(b)(ii) or 1.3(b)(iii)(B) shall be
                                  ------------------    --------------
     applied in accordance with Section 1.3(c)."
                                --------------

          2.2 Section 5.10 is hereby amended by deleting the phrase "90 days" in the second sentence thereof and substituting the phrase "180 days" therefor.

          2.3 Clause (b) of Section 6.5 is hereby amended by deleting the phrase "other than the issuance of Stock of Borrower" and substituting the phrase "other than the issuance of Stock of Holdings" therefor.

     3.   Lender's Receipt of Certain Documents. In connection with this First
          -------------------------------------
Amendment, Lender hereby acknowledges receipt of the following:

          3.1 The documents described on Schedule A to this First Amendment (the "Offering Related Documents"), which Holdings and Borrower represent and
      --------------------------
warrant to be true and correct copies of the documents (a) filed with the SEC as exhibits to the Registration Statement and (b) approved by the boards of directors or holders of Stock of Holdings or Borrower, as applicable, with the intent of adopting or otherwise giving effect to such documents on or about the effective date of the Offering; provided, that to the extent that Lender has not
                                --------
received, on or before the date of this First Amendment, true and correct copies of the final and fully executed Registration Statement, the Offering Related Documents, or any further amendments to the Registration Statement, Credit Parties shall promptly deliver the same to Lender;

          3.2 UCC financing statements or amendments in form and substance satisfactory to Lender, duly executed on behalf of Borrower and Holdings, bearing information regarding the name changes of Borrower and Holdings sufficient to ensure that no financing or continuation statement filed under the Code in connection with the Loan Documents is seriously misleading within the meaning of Section 9402(7) of the Code; and

          3.3 A Control Letter in favor of Lender or other documents establishing a perfected security interest in favor of Lender, in form and substance satisfactory to Lender, duly executed on behalf of Borrower, with respect to the investments contemplated by Section 6.2(d), as such section is to be amended by this First Amendment

     4.   Lender's Consent to Certain Transactions. Subject to the terms and
          ----------------------------------------
conditions of this First Amendment, and notwithstanding any other provision of the Loan Documents to the contrary, Lender hereby consents to (a) the issuance and transfers of Stock of Holdings, and the payment of related underwriting and marketing fees and expenses, to be effected pursuant to the terms of the Offering (the "Offering Stock Transfers"), and (b) Credit Parties' filing,
               ------------------------
execution, and delivery, as the case may be, of the Registration Statement and each of the Offering Related Documents. Lender and Credit Parties acknowledge that the Offering constitutes a Public Offering for all purposes under the Credit Agreement.

     5.   Credit Parties' Receipt of Proceeds.  Immediately upon any Credit
          -----------------------------------
Party's receipt of any initial proceeds of the Offering, and on any Business Day thereafter on which any Credit Party has received further proceeds of the Offering, Credit Parties shall report to Lender in writing as to the receipt and proposed disposition of such proceeds.

     6.   Application of Certain Proceeds.  Credit Parties and Lender shall
          -------------------------------
apply all proceeds of the Offering, net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith, as set forth in the Credit Agreement, including, without limitation, Sections 1.3(b)(iii)(A) and 1.3(b)(iv) thereof. To the extent proceeds of the Offering are not applied to the Loans, Borrower may expend such proceeds pursuant to and subject to the limitations set forth in the Credit Agreement. Credit Parties and Lender hereby confirm that in connection with Borrower's prepayment of Term Loan B and the Revolving Loan from proceeds of the Offering, LIBOR breakage costs and related charges will be assessed against the Loan Account pursuant to the Credit Agreement in an aggregate amount not to exceed $1,500.

     7.   Term Loan B Note. Within five Business Days of the date on which the
          ----------------
outstanding principal amount of Term Loan B and all accrued and unpaid interest thereunder shall have been paid in full, Lender shall deliver to Borrower the original executed Term Loan B Note, stamped "Cancelled."

     8.   Ownership of Stock of Holdings.  Within thirty days of the date on
          ------------------------------
which any Credit Party receives any initial proceeds of the Offering, and on the first Business Day of each Fiscal Quarter thereafter, Credit Parties shall deliver to Lender an addendum to Disclosure Schedule (3.8) setting forth updated
                                 -------------------------
information concerning the Stock of Holdings held at such time by the Persons constituting, as of the date of the Offering Stock Transfers or such later date as is reflected in such addendum, each of the directors, executive officers and 5% shareholders of Holdings, as each such term is used in the description of "Principal and Selling Shareholders" set forth in the Registration Statement.

     9.   Effectiveness. This First Amendment shall become effective upon
          -------------
receipt by Lender of an original of this First Amendment that bears the signatures of Credit Parties and Lender.

     10.  Representations and Warranties. Borrower hereby represents and
          ------------------------------
warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, after giving effect to this First Amendment, the Registration Statement, the Offering Stock Transfers, the Offering Related Documents, and the other matters contemplated under this First Amendment, shall remain true and correct in all material respects as of the date hereof, except to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date. The Credit Agreement, as modified and amended by this First Amendment, and the other Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

     11.  Ratification. Except as specifically modified by this First Amendment,
          ------------
the parties acknowledge that the Credit Agreement shall remain binding upon Credit Parties and Lender and all provisions of the Credit Agreement shall remain in full force and effect. Credit Parties expressly ratify and affirm their respective obligations to Lender under the Credit Agreement and the other Loan Documents.

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

     12.  Miscellaneous.
          -------------

          12.1  Entire Agreement; Amendment.  This First Amendment, together
                ---------------------------
with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This First Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof or thereof. No amendment, modification, or waiver of any of the provisions of this First Amendment shall be valid or enforceable unless set forth in a writing signed by Credit Parties and Lender.

          12.2  Recitals.  The recitals set forth at the beginning of this First
                --------
Amendment are true and correct, and such recitals are incorporated into and are a part of this First Amendment.

          12.3  Headings.  Section headings used herein are for convenience of
                --------
reference only, are not part of this First Amendment, and are not to be taken into consideration in interpreting this First Amendment.

          12.4  Counterparts.  This First Amendment may be executed in identical
                ------------
counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this First Amendment. Any party delivering this First Amendment by facsimile shall send the original manually executed counterpart of this First Amendment to the other party promptly after such facsimile transmission.

          12.5  GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND
                -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

          12.6  No Waiver.  Except as specifically set forth in this First
                ---------
Amendment, the execution, delivery and effectiveness of this First Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or any other Loan Document, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          12.7  Conflict of Terms.  In the event of any inconsistency between
                -----------------
the provisions of this First Amendment and any provision of the Credit Agreement, the terms and provisions of this First Amendment shall govern and control.

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

          IN WITNESS WHEREOF, this First Amendment has been duly executed as of the date first written above.

                                             "Credit Parties"

                                        PEET'S COFFEE & TEA, INC.


                                        By:  /s/ Mark N. Rudolph
                                             -------------------------
                                             Mr. Mark N. Rudolph
                                             Chief Financial Officer


                                        PEET'S OPERATING COMPANY, INC.


                                        By:  /s/ Mark N. Rudolph
                                             -------------------------
                                             Mr. Mark N. Rudolph
                                             Chief Financial Officer


                                        PEET'S TRADEMARK COMPANY


                                        By:  /s/ Mark N. Rudolph
                                             -------------------------
                                             Mr. Mark N. Rudolph
                                             Chief Financial Officer



                                             "Lender"

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION


                                        By:  /s/ Todd A. Gronsky
                                           ---------------------------
                                        Name     Todd A. Gronsky
                                             -------------------------
                                             Duly Authorized Signatory

                         Schedule A to First Amendment

                          Offering Related Documents



Form of Amended and Restated Articles of Incorporation of Holdings
Form of Articles of Amendment of Holdings (effecting a two-for-one stock split) Form of Amended and Restated Bylaws of Holdings
Form of Underwriting Agreement among Holdings, WR Hambrecht+Co, and Pacific Growth Equities, Inc.
2000 Equity Incentive Plan and form of Stock Option Agreement
2000 Non-Employee Director Plan and form of Stock Option Agreement
2000 Employee Stock Purchase Plan and form of Offering
Articles of Amendment of Holdings dated October 31, 2000